                                                                    EXHIBIT 99.2

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                     THREE QUARTERS ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)
                                 (In thousands)

                                                                             Pro Forma
                                                               Historical   Adjustments   Pro Forma
                                                               ----------   -----------   ---------
Total revenue ..............................................    $375,107    $(71,962)(a)  $303,145
                                                                --------    --------      --------
Operating costs and expenses:
   Cost of sales ...........................................     318,489     (57,666)(b)   260,823
   Selling, general and administrative expenses ............      41,492     (12,307)(c)    29,185
   Environmental expense recoveries ........................        (600)         --          (600)
                                                                --------    --------      --------
   Total operating costs and expenses ......................     359,381     (69,973)      289,408
                                                                --------    --------      --------
   Operating income ........................................      15,726      (1,989)       13,737

Other income (expense):
   Other income, net .......................................         174          --           174
   Interest expense, net ...................................     (12,843)      1,115 (d)   (11,728)
                                                                --------    --------      --------
   Income before income tax provision, minority interest
      and discontinued operation ...........................       3,057        (874)        2,183
Income tax provision .......................................       4,889      (1,195)(e)     3,694
                                                                --------    --------      --------

   Income before minority interest and
      discontinued operation ...............................      (1,832)        321        (1,511)
Minority interest ..........................................          37         (61)(e)       (24)
                                                                --------    --------      --------
   Income from continuing operations .......................    $ (1,795)   $    260      $ (1,535)
                                                                ========    ========      ========

----------
(a)  Reflects the following:

Total revenue of GfE, MIR, FAG and ABF ............................   $(103,963)
Adjustment of intergroup activity between the above
   companies and the companies retained by Metallurg...............      32,001
                                                                      ---------
                                                                      $ (71,962)
                                                                      =========

(b)  Reflects the following:

Total cost of sales of GfE, MIR, FAG and ABF ......................    $(89,711)
Adjustment of intergroup activity between the above
   companies and the companies retained by Metallurg ..............      32,045
                                                                       --------
                                                                       $(57,666)
                                                                       ========

(c)  Reflects the following:

Expenses of GfE, MIR, FAG and ABF .................................    $(11,028)
Amortization of goodwill relating to GfE ..........................      (1,279)
                                                                       --------
                                                                       $(12,307)
                                                                       ========

(d)  Reflects the following:

Reversal of interest expense, net, of GfE, MIR, FAG and ABF .......      $  608
Reversal of Metallurg's interest income on loans to the above
   companies ......................................................        (370)
Metallurg's interest income on its restructured loan to GfE .......         540
Interest expense, and related amortization of deferred
   issuance costs, on Senior Discount Notes
   received as sale proceeds ......................................         337
                                                                         ------
                                                                         $1,115
                                                                          ======

(e)  Reflects the activity of GfE, MIR, FAG and ABF.